UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 23, 2015

Date of Report (Date of earliest event reported)

GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Bedminster One

135 Route 202/206

Bedminster, New Jersey 07921

(Address of Principal Executive Offices)

(908) 731-0700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 23, 2015, GAIN Capital Holdings, Inc., a Delaware corporation (the “Company”), released the audited consolidated financial statements of City Index (Holdings) Limited, a wholly-owned subsidiary of the Company that was acquired by the Company on April 1, 2015 (the “Acquisition”). These financial statements are attached to this current report on Form 8-K as Exhibit 99.1. The Company also released unaudited pro forma condensed consolidated financial statements that were prepared to give effect to the Acquisition as if it had been consummated on January 1, 2014 for purposes of the pro forma condensed consolidated statements of operations for the year ended December 31, 2014 and the nine months ended September 30, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of BDO LLP

99.1	Audited Consolidated Financial Statements of City Index (Holdings) Limited for the two years ended March 31, 2015

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2015

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Nigel Rose
Nigel Rose
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of BDO LLP

99.1	Audited Consolidated Financial Statements of City Index (Holdings) Limited for the two years ended March 31, 2015

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements